                                                                 EXHIBIT 10.2


           SECURITY AGREEMENT AND FINANCING STATEMENT
           ------------------------------------------

   (Accounts, Inventory, Equipment, Chattel Paper, Documents,
      Instruments, General Intangibles and Other Property)



                              among

                      Willbros Group, Inc.,

                Additional Debtors Named Herein,

                               and

                  ABN AMRO Bank N.V., as Agent



                        July 27, 2000

           SECURITY AGREEMENT AND FINANCING STATEMENT
           ------------------------------------------

   Accounts, Inventory, Equipment, Chattel Paper, Documents,
      Instruments, General Intangibles and Other Property
      ---------------------------------------------------

     THIS SECURITY AGREEMENT AND FINANCING STATEMENT (this "Agreement") is made as of July 27, 2000, among the Persons
 ---------
identified in Annex I (each a "Debtor" and collectively the
                               ------
"Debtors"); and ABN AMRO Bank N.V., having offices at 335 Madison
 -------
Avenue, 14th Floor, New York, New York 10017, as Agent (in such capacity, the "Secured Party") for the several banks now or
               -------------
hereafter parties to the hereinafter defined Credit Agreement (individually, a "Bank" and collectively, the "Banks").
                  ----                         -----

                            RECITALS
                            --------

     A. On even date herewith, Debtors, Secured Party, Credit Lyonnais New York Branch, as Co-Agent, and the Banks are executing a Third Amendment to Credit Agreement (such agreement, as amended or supplemented from time to time, the "Amendment")
                                                   ---------
pursuant to which, upon the terms and conditions stated therein, the parties thereto have agreed to amend that certain Credit Agreement dated as of February 20, 1997 (such agreement, as amended or supplemented from time to time, the "Credit
                                                ------
Agreement").
---------

     B. The Banks have conditioned their obligations under the Amendment upon the execution and delivery by Debtor of this Agreement, and Debtor has agreed to enter into this Agreement.

     C. Therefore, in order to comply with the terms and conditions of the Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Debtor hereby agrees with Secured Party as follows:


                           ARTICLE 1
                           ---------
                          DEFINITIONS
                          -----------

     Section 1.01   Terms Defined Above or in the Credit
                    ------------------------------------
Agreement.  As used in this Agreement, the terms defined above
---------
shall have the meanings respectively assigned to them. Other capitalized terms which are defined in the Credit Agreement but which are not defined herein shall have the same meanings as defined in the Credit Agreement.

     Section 1.02   Certain Definitions.  As used in this
                    -------------------
Agreement, the following terms shall have the following meanings, unless the context otherwise requires:

          "Agreement" means this Security Agreement, as the same
           ---------
     may from time to time be amended or supplemented.

          "Collateral" means, with respect to each Debtor, the
           ----------
     following types or items of property (including property hereafter acquired by Debtor as well as property which Debtor now owns or in which Debtor has ownership rights):

          (a) All of Debtor's accounts, inventory, equipment, spare parts, chattel paper, documents, instruments and general intangibles, including, without limitation, any of the foregoing which may be more specifically indicated in the remainder of this definition.

          (b) (i) Any related or additional property from time to time delivered to or deposited with Secured Party by or for the account of Debtor; (ii) all certificates of title or other documents evidencing ownership or possession of or otherwise relating to any property subject to this definition; (iii) all property owned by a Debtor and used or usable in connection with any property subject to this definition; (iv) all policies of insurance (whether or not required by Secured Party) covering any property subject to this definition; (v) all goods which were at any time included in the Collateral and which are returned to or for the account of Debtor following their sale, lease or other disposition; (vi) all proceeds, products, replacements, additions to, substitutions for, accessions of, and property necessary for the operation of any of the property subject to this definition, including, without limitation, insurance payable as a result of loss or damage to any of the property subject to this definition, refunds of unearned premiums of any such insurance policy and claims against third parties; and (vii) all books and records related to any of the property subject to this definition, including, without limitation, any and all books of account, customer lists and other records relating in any way to the accounts, chattel paper, instruments or inventory subject to this definition.

          (c) All general intangibles related to any property subject to this definition, including, without limitation, all (i) letters of credit, bonds, guaranties, purchase or sales agreements and other contractual rights, material contracts, rights to performance, and claims for damages, refunds (including tax refunds) or other monies due or to become due; (ii) orders, franchises, permits, certificates, licenses, consents, exemptions, variances, authorizations or other approvals by any governmental agency or court;
     (iii) consulting, engineering and technological information and specifications, design data, patent rights, trade secrets, literary rights, copyrights, trademarks, labels, trade names and other intellectual property; (iv) business records, computer tapes and computer software; (v) goodwill; and (vi) other intangible personal property, whether similar or dissimilar to the property subject to this definition.

     It is expressly contemplated that additional property may from time to time be pledged, assigned or granted to Secured Party as additional security for the Obligations, and the term "Collateral" as used herein shall be deemed for all
           ----------
     purposes hereof to include all such additional property, together with all other property of the types described above related thereto. Notwithstanding the foregoing, "Collateral" shall not include any item of property to the
      ----------
     extent that the grant of a security interest pursuant to this Agreement in its right, title and interest to such item of property is prohibited by (or otherwise requires the consent to such grant under) an applicable contractual obligation or requirement of law or would give any other Person the right to terminate its obligations with respect to such item of property.

          "Event of Default" means any event specified in
           ----------------
     Section 6.01.

          "Obligations" means:
           -----------

          (a) Any and all indebtedness, obligations and liabilities of each Borrower pursuant to or arising out of the Credit Agreement and of each Debtor under this Agreement, including, without limitation, the indebtedness, obligations and liabilities evidenced by, pursuant to or arising out of (i) those certain promissory notes issued by WGI under the Credit Agreement, payable to the order of the respective Banks and with final maturity on or before February 20, 2003, and (ii) any and all Letters of Credit issued pursuant to the Credit Agreement, and the Letter of Credit Agreements executed in connection therewith.

          (b) Any sums which may be advanced or paid by Secured Party or any Bank under the terms hereof or any other Security Document on account of the failure of Debtor to comply with the covenants of Debtor contained herein or therein; and all other indebtedness of Debtor arising pursuant to the provisions of this Agreement or any other Security Document.

          (c) All obligations of any Borrower in respect of each Guaranty.

          (d) All interest (including post-petition interest), charges, expenses, attorneys' or other fees and any other sums payable to or incurred by Secured Party in connection with the execution, administration or enforcement of Secured Party's rights and remedies hereunder or any other Security Document.

     The term "Obligations" shall mean all indebtedness,
               -----------
     obligations and liabilities described, referred to or mentioned in paragraphs (a) through (d) of this definition, and all renewals, rearrangements, increases, substitutions and extensions for any period thereof and amendments, supplements or modifications thereto, in whole or in part.

          "Obligor" means any Person, other than Debtor, liable
           -------
     (whether directly or indirectly, primarily or secondarily) for the payment or performance of any of the Obligations whether as maker, co-maker, endorser, guarantor, accommodation party, general partner or otherwise.

          "UCC" means the Uniform Commercial Code as presently in
           ---
     effect in the State of New York, Articles 1 through 9.


     Section 1.03   Terms Defined in the UCC.  Unless otherwise
                    ------------------------
indicated by the context herein, all uncapitalized terms which are defined in the UCC shall have their respective meanings as used in Article 9 of the UCC, including but not limited to, "general intangibles," "accounts," "inventory," "equipment," "chattel paper," "documents," and "instruments."

                           ARTICLE 2
                           ---------
                       SECURITY INTEREST
                       -----------------

     Section 2.01   Grant of Security Interest.  Each Debtor
                    --------------------------
hereby assigns and grants to Secured Party a security interest in and right of set-off against the Collateral to secure the prompt payment and performance of the Obligations and the performance by each Debtor of this Agreement and the other Credit Documents.

                           ARTICLE 3
                           ---------
                 REPRESENTATIONS AND WARRANTIES
                 ------------------------------

     In order to induce Secured Party to accept this Agreement, Debtor represents and warrants to Secured Party (which representations and warranties will survive the creation and payment of the Obligations) that:

     Section 3.01   Ownership of Collateral; Encumbrances.
                    -------------------------------------
Except as otherwise permitted by the Credit Agreement, each Debtor has good and valid title to its Collateral free and clear of any adverse claim, lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement, and Debtor has full right, power and authority to assign and grant a security interest in the Collateral to Secured Party.

     Section 3.02   No Required Consent.  No authorization,
                    -------------------
consent, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body (other than the filing of financing statements) of the United States or any state or other political subdivision thereof is required for
(i) the due execution, delivery and performance by each Debtor of this Agreement, (ii) the grant by Debtors of the security interests granted by this Agreement, (iii) the perfection of such security interests or (iv) the exercise by Secured Party of its rights and remedies under this Agreement, in each case other than any consent or approval which has been obtained or the failure of which to obtain could not reasonably be expected to have a Material Adverse Effect.

     Section 3.03   No Filings By Third Parties.  Except as set
                    ---------------------------
forth in Schedule 3.03, no financing statement or other public notice or recording covering the Collateral is on file in any public office (other than any financing statement or other public notice or recording naming Secured Party as the secured party therein or in connection with a Permitted Lien), and, except as otherwise permitted by the Credit Agreement, no Debtor will execute any such financing statement or other public notice or recording so long as any of the Obligations are outstanding.

     Section 3.04   No Name Changes.  Except as set forth in
                    ---------------
Schedule 3.04, with respect to each Debtor, neither such Debtor nor its predecessor has, during the preceding five years, entered into any contract, agreement, security instrument or other document using a name other than, or been known by or otherwise used any name other than, the name used by such Debtor herein.

     Section 3.05   Location of Debtor and Collateral.  The
                    ---------------------------------
address of each Debtor's principal or registered office is set forth on Annex I hereto. The location or locations of each Debtor's records concerning the Collateral are specified in Schedule 3.05. The Collateral is located or (except as otherwise permitted by Section 4.01) shall be located only in the places disclosed and set forth on Schedule 3.05 hereto (provided that the Collateral shall be subject to the security interest created by this Agreement irrespective of whether or not the Collateral is located in such places).

     Section 3.06   Collateral.  All statements or other
                    ----------
information provided by Debtor to Secured Party describing or with respect to the Collateral is or (in the case of subsequently furnished information) will be when provided correct and complete in all material respects. The delivery at any time by Debtor to Secured Party of additional Collateral or of additional descriptions of Collateral shall constitute a representation and warranty by Debtor to Secured Party hereunder that the representations and warranties of this Article 3 are correct insofar as they would pertain to such Collateral or the descriptions thereof.


                           ARTICLE 4
                           ---------
                    COVENANTS AND AGREEMENTS
                    ------------------------

     Each Debtor will at all times comply with the covenants and agreements contained in this Article 4, from the date hereof and for so long as any part of the Obligations are outstanding.

     Section 4.01   Change in Location of Collateral or Debtor.
                    ------------------------------------------
Debtor will give Secured Party 30 days' prior written notice of
(i) the opening or closing of any principal place of Debtor's business or (ii) any change in the location of Debtor's chief executive office or address.

     Section 4.02   Change in Debtor's Name or Corporate
                    ------------------------------------
Structure.  Debtor will not change its name, identity or
---------
corporate structure (including, without limitation, any merger, consolidation or sale of substantially all of its assets) without notifying Secured Party of such change in writing at least 30 days prior to the effective date of such change. A change of name, formation, dissolution or other disposition of a Debtor's subsidiary that is not a Borrower shall not require notice pursuant to this Section 4.02.

     Section 4.03   Documents; Collateral in Possession of Third
                    --------------------------------------------
Parties.  If certificates of title or other documents evidencing
-------
ownership or possession of any item of Collateral having a fair market value in excess of $50,000 are issued or outstanding, Debtor will, within 90 days after the Third Amendment Effective Date, cause the interest of Secured Party to be properly noted thereon and will, promptly upon receipt, deliver same to Secured Party. If any Collateral is at any time in the possession or control of any warehouseman, bailee, agent or independent contractor, Debtor shall notify such Person of Secured Party's security interest in such Collateral. Upon Secured Party's request, Debtor shall instruct any such Person to hold all such Collateral for Secured Party's account subject to Debtor's instructions, or, if an Event of Default shall have occurred, subject to Secured Party's instructions.

     Section 4.04   Reimbursement of Expenses.  Debtor hereby
                    -------------------------
assumes all liability for the Collateral, the security interests created hereunder and any use, possession, maintenance, management, enforcement or collection of any or all of the Collateral. Debtor agrees to indemnify and hold Secured Party harmless from and against and covenants to defend Secured Party against any and all losses, damages, claims, costs, penalties, liabilities and expenses, including, without limitation, court costs and attorneys' fees, incurred because of, incident to, or with respect to the Collateral (including, without limitation, any use, possession, maintenance or management thereof, or any injuries to or deaths of persons or damage to property), except where due to the gross negligence or willful misconduct of Secured Party or the Banks. All amounts for which Debtor is liable pursuant to this Section 4.04 shall be due and payable by Debtor to Secured Party upon demand. If Debtor fails to make such payment upon demand (or if demand is not made due to an injunction or stay arising from bankruptcy or other proceedings) and Secured Party pays such amount, the same shall be due and payable by Debtor to Secured Party, plus interest thereon from the date of Secured Party's demand (or from the date of Secured Party's payment if demand is not made due to such proceedings) at the rate set forth in Section 2.10(c) of the Credit Agreement.

     Section 4.05   Insurance Proceeds.  Each policy for property
                    ------------------
damage insurance maintained by any Borrower shall provide for all amounts payable by the insurer with respect to any damage to property owned by a Borrower (except for property damage or losses of less than $1,000,000 per occurrence, so long as the Agent has not notified the payor under any such insurance policy that a Default or Event of Default has occurred and is continuing) to be paid directly to the Agent on behalf of the Banks.

     Section 4.06   Further Assurances.  Upon the request of
                    ------------------
Secured Party, Debtor shall (at Debtor's expense) execute and deliver all such assignments, certificates, financing statements or other documents and give further assurances and do all other acts and things as Secured Party may reasonably request to perfect Secured Party's interest in the Collateral or to protect, enforce or otherwise effect Secured Party's rights and remedies hereunder, including without limitation, obtaining any authorization, consent or approval of, or filing any notice with, any governmental authority or regulatory body of any jurisdiction as Secured Party may reasonably request (to the extent such actions are both cost-effective and practical).


                           ARTICLE 5
                           ---------
           RIGHTS, DUTIES AND POWERS OF SECURED PARTY
           ------------------------------------------

     The following rights, duties and powers of Secured Party are applicable irrespective of whether an Event of Default occurs and is continuing:

     Section 5.01   Licenses and Rights to Use Collateral.  In
                    -------------------------------------
connection with any transfer or sale (to Secured Party or any other Person) of the Collateral, Secured Party is hereby granted a transferable license or other right to use, without any charge, with respect to each Debtor, any of such Debtor's labels, patents, copyrights, trade names, trade secrets, trademarks or other similar property in completing production, advertising or selling such Collateral. Each Debtor's rights under all licenses and franchise agreements shall, to the extent permitted under such agreements, inure to the benefit of Secured Party and any transferee of all or any part of the Collateral.

     Section 5.02   Cumulative and Other Rights.  The rights,
                    ---------------------------
powers and remedies of Secured Party hereunder are in addition to all rights, powers and remedies given by law or in equity. The exercise by Secured Party of any one or more of the rights, powers and remedies herein shall not be construed as a waiver of any other rights, powers and remedies, including, without limitation, any other rights of set-off.

     Section 5.03   Disclaimer of Certain Duties.
                    ----------------------------

     (a) The powers conferred upon Secured Party by this Agreement are to protect its interest in the Collateral and shall not impose any duty upon Secured Party to exercise any such powers. Each Debtor hereby agrees that Secured Party shall not be liable for, nor shall the indebtedness evidenced by the Obligations be diminished by, Secured Party's delay or failure to collect upon, foreclose, sell, take possession of or otherwise obtain value for the Collateral.

     (b) Secured Party shall be under no duty whatsoever to make or give any presentment, notice of dishonor, protest, demand for performance, notice of non-performance, notice of intent to accelerate, notice of acceleration, or other notice or demand in connection with any Collateral or the Obligations, or to take any steps necessary to preserve any rights against any Obligor or other Person. Each Debtor waives any right of marshaling in respect of any and all Collateral, and waives any right to require Secured Party to proceed against any Obligor or other Person, exhaust any Collateral or enforce any other remedy which Secured Party now has or may hereafter have against any Obligor or other Person.

     Section 5.04   Modification of Obligations; Other Security.
                    -------------------------------------------
Each Debtor waives (i) any and all notice of acceptance, creation, modification, rearrangement, renewal or extension for any period of any instrument executed by any Obligor in connection with the Obligations and (ii) any defense of any Obligor by reason of disability, lack of authorization, cessation of the liability of any Obligor or for any other reason. Each Debtor authorizes Secured Party, without notice or demand and without any reservation of rights against such Debtor and without affecting such Debtor's liability hereunder or on the Obligations, from time to time to (x) take and hold other property, other than the Collateral, as security for the Obligations, and exchange, enforce, waive and release any or all of the Collateral, (y) apply the Collateral in the manner permitted by this Agreement and (z) renew, extend for any period, shorten the maturity, amend or modify, supplement, enforce, compromise, settle, waive or release the obligations of any Obligor or any instrument or agreement of such other Person with respect to any or all of the Obligations or Collateral.

                           ARTICLE 6
                           ---------
                       EVENTS OF DEFAULT
                       -----------------

     Section 6.01   Events.  It shall constitute an Event of
                    ------
Default under this Agreement if an Event of Default occurs and is continuing under the Credit Agreement.

     Section 6.02   Remedies.  Upon the occurrence and during the
                    --------
continuance of any Event of Default, Secured Party may take any or all of the following actions without notice (except where expressly required below or in the Credit Agreement) or demand to any Debtor:

          (a) Declare all or part of the indebtedness pursuant to the Obligations immediately due and payable and enforce payment of the same by any Debtor or any Obligor.

          (b) With respect to each Debtor, take possession of the Collateral, or at Secured Party's request such Debtor shall, at such Debtor's cost, assemble the Collateral and make it available at a location to be specified by Secured Party which is reasonably convenient to such Debtor and Secured Party. Secured Party may, at its option, render any equipment unusable that may be included in the Collateral, or, at Secured Party's request, Debtor will render it unusable. In any event, each Debtor shall bear the risk of accidental loss or damage to or diminution in value of the Collateral, and Secured Party shall have no liability whatsoever for failure to obtain or maintain insurance, nor to determine whether any insurance ever in force is adequate as to amount or as to risk insured.

          (c) Sell or lease, in one or more sales or leases and in one or more parcels, or otherwise dispose of any or all of the Collateral in its then condition or in any other commercially reasonable manner as Secured Party may elect, in a public or private transaction, at any location as deemed reasonable by Secured Party (including, without limitation, any Debtor's premises), either for cash or credit or for future delivery at such price as Secured Party may deem fair, and (unless prohibited by the UCC, as adopted in any applicable jurisdiction) Secured Party may be the purchaser of any or all Collateral so sold and may apply upon the purchase price therefor any Obligations secured hereby. Any such sale or transfer by Secured Party either to itself or to any other Person shall be absolutely free from any claim of right by any Debtor, including any equity or right of redemption, stay or appraisal which any Debtor has or may have under any rule of law, regulation or statute now existing or hereafter adopted. Upon any such sale or transfer, Secured Party shall have the right to deliver, assign and transfer to the purchaser or transferee thereof the Collateral so sold or transferred. It shall not be necessary that the Collateral or any part thereof be present at the location of any such sale or transfer. Secured Party may, at its discretion, provide for a public sale, and any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Secured Party may fix in the notice of such sale. Secured Party shall not be obligated to make any sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any public or private sale by announcement at any time and place fixed for such sale, and such sale may be made at any time or place to which the same may be so adjourned. In the event any sale or transfer hereunder is not completed or is defective in the opinion of Secured Party, such sale or transfer shall not exhaust the rights of Secured Party hereunder, and Secured Party shall have the right to cause one or more subsequent sales or transfers to be made hereunder. In the event that any of the Collateral is sold or transferred on credit, or to be held by Secured Party for future delivery to a purchaser or transferee, the Collateral so sold or transferred may be retained by Secured Party until the purchase price or other consideration is paid by the purchaser or transferee thereof, but in the event that such purchaser or transferee fails to pay for the Collateral so sold or transferred or to take delivery thereof, Secured Party shall incur no liability in connection therewith. If only part of the Collateral is sold or transferred such that the

     Obligations remain outstanding (in whole or in part), Secured Party's rights and remedies hereunder shall not be exhausted, waived or modified, and Secured Party is specifically empowered to make one or more successive sales or transfers until all the Collateral shall be sold or transferred and all the Obligations are paid. In the event that Secured Party elects not to sell the Collateral, Secured Party retains its rights to lease or otherwise dispose of or utilize the Collateral or any part or parts thereof in any manner authorized or permitted by law or in equity, and to apply the proceeds of the same towards payment of the Obligations. Each and every method of disposition of the Collateral described in this subsection or in subsection (f) shall constitute disposition in a commercially reasonable manner.

          (d) Take possession of all books and records of any Debtor pertaining to the Collateral. Secured Party shall have the authority to enter upon any real property or improvements thereon in order to obtain any such books or records, or any Collateral located thereon, and remove the same therefrom without liability.

          (e) Apply proceeds of the disposition of the Collateral to the Obligations in any manner elected by Secured Party and permitted by the UCC or otherwise permitted by law or in equity. Such application may include, without limitation, the reasonable expenses of retaking, holding, preparing for sale or other disposition, and the reasonable attorneys' fees and legal expenses incurred by Secured Party.

          (f) Appoint any Person as agent to perform any act or acts necessary or incident to any sale or transfer by Secured Party of the Collateral. Additionally, any sale or transfer hereunder may be conducted by an auctioneer or any officer or agent of Secured Party.

          (g) Exercise all other rights and remedies permitted by law or in equity.

     Section 6.03   Liability for Deficiency.  If any sale or
                    ------------------------
other disposition of Collateral by Secured Party or any other action of Secured Party hereunder results in reduction of the Obligations, such action will not release any Debtor from its liability to Secured Party and/or the Banks for any unpaid Obligations, including costs, charges and expenses incurred in the liquidation of Collateral, together with interest thereon, and the same shall be immediately due and payable to Secured Party at Secured Party's address set forth in the opening paragraph hereof.

     Section 6.04   Reasonable Notice.  If any applicable
                    -----------------
provision of any law requires Secured Party to give reasonable notice of any sale or disposition or other action, each Debtor hereby agrees that ten days' prior written notice shall constitute reasonable notice thereof. Such notice, in the case of public sale, shall state the time and place fixed for such sale and, in the case of private sale, the time after which such sale is to be made.

     Section 6.05   Non-judicial Enforcement.  Secured Party may
                    ------------------------
enforce its rights hereunder without prior judicial process or judicial hearing, and to the extent permitted by law each Debtor expressly waives any and all legal rights which might otherwise require Secured Party to enforce its rights by judicial process.

                           ARTICLE 7
                           ---------
                    MISCELLANEOUS PROVISIONS
                    ------------------------

     Section 7.01   Notices.  Any notice required or permitted to
                    -------
be given under or in connection with this Agreement shall be given in accordance with the notice provisions of the Credit
Agreement.

     Section 7.02   Amendments and Waivers.  Secured Party's
                    ----------------------
acceptance of partial or delinquent payments or any forbearance, failure or delay by Secured Party in exercising any right, power or remedy hereunder shall not be deemed a waiver of any obligation of any Debtor or any Obligor, or of any right, power or remedy of Secured Party; and no partial exercise of any right, power or remedy shall preclude any other or further exercise thereof. Secured Party may remedy any Event of Default hereunder or in connection with the Obligations without waiving the Event of Default so remedied. Each Debtor hereby agrees that if Secured Party agrees to a waiver of any provision hereunder, or an exchange of or release of the Collateral, or the addition or release of any Obligor or other Person, any such action shall not constitute a waiver of any of Secured Party's other rights or of such Debtor's obligations hereunder. This Agreement may be amended only by an instrument in writing executed jointly by each Debtor and Secured Party and may be supplemented only by documents delivered or to be delivered in accordance with the express terms hereof.

     Section 7.03   Copy as Financing Statement.  A photocopy or
                    ---------------------------
other reproduction of this Agreement or any financing statement covering the Collateral is sufficient as a financing statement, and the same may be filed with any appropriate filing authority for the purpose of perfecting Secured Party's security interest in the Collateral.

     Section 7.04   Possession of Collateral.  Secured Party
                    ------------------------
shall be deemed to have possession of any Collateral in transit to it or set apart for it (or, in either case, any of its agents, affiliates or correspondents).

     Section 7.05   Redelivery of Collateral.  If any sale or
                    ------------------------
transfer of Collateral by Secured Party results in full satisfaction of the Obligations, and after such sale or transfer and discharge there remains a surplus of proceeds, Secured Party will deliver to Debtors such excess proceeds in a commercially reasonable time; provided, however, that Secured Party shall not be liable for any interest, cost or expense in connection with any delay in delivering such proceeds to Debtors.

     Section 7.06   Governing Law; Jurisdiction.  This Agreement
                    ---------------------------
and the security interest granted hereby shall be construed in accordance with and governed by the laws of the State of New York (except to the extent that the laws of any other jurisdiction govern the perfection and priority of the security interests granted hereby).

     Section 7.07   Continuing Security Agreement.
                    -----------------------------

     (a)  Except as may be expressly applicable pursuant to
Section 9-505 of the UCC, no action taken or omission to act by Secured Party hereunder, including, without limitation, any action taken or inaction pursuant to Section 6.02, shall be deemed to constitute a retention of the Collateral in satisfaction of the Obligations or otherwise to be in full satisfaction of the Obligations, and the Obligations shall remain in full force and effect, until Secured Party shall have applied payments (including, without limitation, collections from Collateral) towards the Obligations in the full amount then outstanding or until such subsequent time as is hereinafter provided in subsection (b) below.

     (b) To the extent that any payments on the Obligations or proceeds of the Collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent the Obligations so satisfied shall be revived and continue as if such payment or proceeds had not been received by Secured Party, and Secured Party's security interests, rights, powers and remedies hereunder shall continue in full force and effect. In such event, this Agreement shall be automatically reinstated if it shall theretofore have been terminated pursuant to Section 7.08.

     Section 7.08   Termination.  The grant of a security
                    -----------
interest hereunder and all of Secured Party's rights, powers and remedies in connection therewith shall remain in full force and effect until Secured Party has retransferred and delivered all Collateral in its possession to Debtors, and executed a written release or termination statement and reassigned to Debtors without recourse or warranty any remaining Collateral and all rights conveyed hereby. Upon the complete payment of the Obligations (other than any indemnity which is not yet due and payable) and the compliance by Debtors with all covenants and agreements hereof, Secured Party, at the written request and expense of Debtors, will release, reassign and transfer the Collateral to Debtor and declare this Agreement to be of no further force or effect. Notwithstanding the foregoing, the reimbursement and indemnification provisions of Section 4.04 and the provisions of subsection 7.07(b) shall survive the termination of this Agreement.

     Section 7.09   Counterparts, Effectiveness.  This Agreement
                    ---------------------------
may be executed in two or more counterparts. Each counterpart is deemed an original, but all such counterparts taken together constitute one and the same instrument. This Agreement becomes effective upon the execution hereof by Debtors and delivery of the same to Secured Party, and it is not necessary for Secured Party to execute any acceptance hereof or otherwise signify or express its acceptance hereof.

     DEBTORS:                 WILLBROS GROUP, INC.

                              By: /s/ Melvin F. Spreitzer
                                 --------------------------------------------
                              Name:   Melvin F. Spreitzer
                                   ------------------------------------------
                              Title:  Executive Vice President
                                    -----------------------------------------


                              WILLBROS USA, INC.

                              By: /s/ Melvin F. Spreitzer
                                 --------------------------------------------
                              Name:   Melvin F. Spreitzer
                                   ------------------------------------------
                              Title:  Executive Vice President
                                    -----------------------------------------


                              WILLBROS ENGINEERING &
                              CONSTRUCTION LIMITED

                              By: /s/ Thomas B. Reilly
                                 --------------------------------------------
                              Name:   Thomas B. Reilly
                                   ------------------------------------------
                              Title:  Vice President
                                    -----------------------------------------


                              WILLBROS INTERNATIONAL, INC.

                              By: /s/ Thomas B. Reilly
                                 --------------------------------------------
                              Name:   Thomas B. Reilly
                                   ------------------------------------------
                              Title:  Vice President
                                    -----------------------------------------


                              WILLBROS WEST AFRICA, INC.

                              By: /s/ Thomas B. Reilly
                                 --------------------------------------------
                              Name:   Thomas B. Reilly
                                   ------------------------------------------
                              Title:  Vice President
                                    -----------------------------------------


                              WILLBROS (NIGERIA) LIMITED

                              By: /s/ J. K. Tillery
                                 --------------------------------------------
                              Name:   J. K. Tillery
                                   ------------------------------------------
                              Title:  Managing Director
                                    -----------------------------------------



             [Signature Page to Security Agreement]

                              THE OMAN CONSTRUCTION COMPANY, LLC

                              By: /s/ Latif A. Razek
                                 --------------------------------------------
                              Name:   Latif A. Razek
                                   ------------------------------------------
                              Title:  General Manager
                                    -----------------------------------------


                              ROGERS & PHILLIPS, INC.

                              By: /s/ William R. Phillips
                                 --------------------------------------------
                              Name:   William R. Phillips
                                   ------------------------------------------
                              Title:  President
                                    -----------------------------------------


                              CONSTRUCTORA CAMSA, C.A.

                              By: /s/ G. Patrick Riga
                                 --------------------------------------------
                              Name:   G. Patrick Riga
                                   ------------------------------------------
                              Title:  General Manager
                                    -----------------------------------------


                              WILLBROS OPERATING SERVICES, INC.

                              By: /s/ Curtis E. Simkin
                                 --------------------------------------------
                              Name:   Curtis E. Simkin
                                   ------------------------------------------
                              Title:  President
                                    -----------------------------------------


                              WILLBROS ENERGY SERVICES COMPANY

                              By: /s/ David W. Nightingale
                                 --------------------------------------------
                              Name:   David W. Nightingale
                                   ------------------------------------------
                              Title:  Vice President
                                    -----------------------------------------


                              WILLBROS MARINE ASSETS, INC.

                              By: /s/ Thomas B. Reilly
                                 --------------------------------------------
                              Name:   Thomas B. Reilly
                                   ------------------------------------------
                              Title:  Vice President
                                    -----------------------------------------



             [Signature Page to Security Agreement]

                              INTERNATIONAL PIPELINE EQUIPMENT, INC.

                              By: /s/ Thomas B. Reilly
                                 --------------------------------------------
                              Name:   Thomas B. Reilly
                                   ------------------------------------------
                              Title:  Vice President
                                    -----------------------------------------


                              WILLBROS MIDDLE EAST, INC.

                              By: /s/ Thomas B. Reilly
                                 --------------------------------------------
                              Name:   Thomas B. Reilly
                                   ------------------------------------------
                              Title:  Vice President
                                    -----------------------------------------


                              INVERSIONES CAMSA, C.A.

                              By: /s/ G. Patrick Riga
                                 --------------------------------------------
                              Name:   G. Patrick Riga
                                   ------------------------------------------
                              Title:  General Manager
                                    -----------------------------------------


                              WILLBROS ENGINEERS, INC.

                              By: /s/ James R. Beasley
                                 --------------------------------------------
                              Name:   James R. Beasley
                                   ------------------------------------------
                              Title:  President
                                    -----------------------------------------


                              "ESCA" EQUIPMENT SERVICES COMPANIA
                              ANONIMA

                              By: /s/ G. Patrick Riga
                                 --------------------------------------------
                              Name:   G. Patrick Riga
                                   ------------------------------------------
                              Title:  General Manager
                                    -----------------------------------------


                              WILLBROS FAR EAST, INC.

                              By: /s/ Thomas B. Reilly
                                 --------------------------------------------
                              Name:   Thomas B. Reilly
                                   ------------------------------------------
                              Title:  Vice President
                                    -----------------------------------------



             [Signature Page to Security Agreement]

                              WILLBROS SURAMERICA, S.A.

                              By: /s/ Thomas B. Reilly
                                 --------------------------------------------
                              Name:   Thomas B. Reilly
                                   ------------------------------------------
                              Title:  Vice President
                                    -----------------------------------------


                              WILLBROS (OVERSEAS) LIMITED

                              By: /s/ Arthur J. West
                                 --------------------------------------------
                              Name:   Arthur J. West
                                   ------------------------------------------
                              Title:  Managing Director
                                    -----------------------------------------


                              WILLBROS INTERNATIONAL
                              PTY LIMITED

                              By: /s/ John K. Allcorn
                                 --------------------------------------------
                              Name:   John K. Allcorn
                                   ------------------------------------------
                              Title:  Managing Director
                                    -----------------------------------------








             [Signature Page to Security Agreement]

      The following schedules to the Security Agreement and Financing Statement dated as of July 27, 2000, by and among Willbros Group, Inc., certain of its designated subsidiaries and ABN AMRO Bank N.V. have been omitted, and the Registrant agrees to furnish supplementally a copy of any such omitted schedule to the Securities and Exchange Commission upon its request:

Schedule 3.03    Financing Statements for Rogers & Phillips, Inc. Property
Schedule 3.04    Corporate Name Changes
Schedule 3.05    Location of Collateral